GOF P-1 02/14

SUPPLEMENT DATED FEBRUARY 1, 2014

TO THE CURRENTLY EFFECTIVE PROSPECTUSES

OF THE LISTED FUNDS

Franklin California Tax-Free Trust

Franklin California Insured Tax-Free Income Fund

Franklin California Intermediate-Term Tax-Free Income Fund

Franklin California Tax-Exempt Money Fund

Franklin Money Fund

Effective February 28, 2014, the prospectus is amended as follows:

I. For the “Your Account – Investor Services - Check Writing Privileges” section the first paragraph beginning “You may request redemption drafts…” is revised as follows:

You may request redemption drafts (checks) free of charge on your account application or, for an existing account, by calling our automated telephone system. Check writing privileges allow you to write checks against your account and are available unless you hold share certificates. Checks presented for payment are instructions to the fund to redeem an equivalent number of shares in your account to cover the amount of the check. This check writing privilege does not create a checking or other bank account relationship with the Fund or any bank.

II. For the “Your Account - Selling Shares – Selling Shares by Check" section the second paragraph beginning “When a check is presented for payment…” and the third paragraph beginning “The checks are drawn through…” are revised as follows:

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. The shares will be redeemed at the net asset value next determined after we receive the check, as long as the amount of the check does not exceed the number of available shares in your account. Please do not post-date a check as we will redeem an equivalent number of shares in your account to cover the check on the day the check is received, regardless of the date on the check, provided you have sufficient shares in your account. The available shares may not include recently purchased shares if the check, draft or wire/electronic funds transfer used as payment for the shares has not yet cleared. If we receive a check written for an amount that exceeds the total value of the shares in your account, the check may be returned unpaid and we will impose a $10 charge against your account. The total value of the shares in your account is calculated at the time the check is presented to us for processing.

The checks are drawn through United Missouri Bank (“UMB”). UMB may end this service at any time, and if that occurs we will provide you with prior notice. UMB will reject and return as unpaid any check you make payable to a payee, such as a merchant or creditor, who, in turn, converts it to an electronic debit. You may wish to avoid making checks payable to payees who solely follow this practice.

Please keep this supplement for future reference.